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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2005

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

 Maryland                                 1-10899                 13-2744380
---------------                        --------------          ---------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
 of Incorporation)                      File Number)         Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 31, 2005 Kimco North Trust I, Kimco North Trust II, Kimco North Trust III, Kimco North Trust V, Kimco North Trust VI and Kimco North Loan Trust IV, as borrowers and Kimco Realty Corporation as guarantor, amended their existing three-year Canadian denominated ("CAD")$150,000,000 credit facility and entered into an amended and restated three-year CAD $250,000,000 credit facility with Royal Bank of Canada, as Issuing Lender and Administrative Agent, The Bank of Nova Scotia and Canadian Imperial Bank of Commerce, as Syndication Agents, Bank of America, N.A., as Documentation Agent and RBC Capital Markets, as Bookrunner and Lead Arranger. The facility bears interest at The CDOR Rate, as defined plus 0.50% and matures March 31, 2008 with an option to extend for an additional year. A copy of the Amended and Restated Credit Agreement is filed as
Exhibit 10-1 hereto and incorporated herein by reference.

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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT DESCRIPTION

10.1 CDN $250,000,000 Amended and Restated Credit Agreement dated March 31, 2005 among Kimco North Trust I, North Trust
                  II, North Trust III, North Trust V, North Trust VI,
                  Kimco North Loan Trust IV, Kimco Realty Corporation, the Several Lenders from Time to Time Parties Hereto,
                  Royal Bank of Canada, as Issuing Lender and
                  Administrative Agent, The Bank of Nova Scotia and
                  Canadian Imperial Bank of Commerce, as Syndication
                  Agents, Bank of American, N.A., as Documentation
                  Agent and RBC Capital Markets, as Bookrunner and Lead
                  Arranger.

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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005                          KIMCO REALTY CORPORATION
                                             (registrant)


                                             By:  /s/ Michael V. Pappagallo
                                             ---------------------------------
                                             Name: Michael V. Pappagallo
                                             Its: Vice President and Chief
                                                  Financial Officer